Subsequent events	12 Months Ended
Dec. 31, 2011
Subsequent Events [Abstract]
Subsequent Events [Text Block]

22.        Subsequent events

Segment realignment and rationalization efforts

On February 27, 2012, the Company announced that a process had been undertaken in an effort to streamline operations, drive efficiencies and better align product innovation and commercial activities. In connection with this process, the operating segments within SunOpta Foods will be re-aligned to better reflect the markets and customers serviced, rather than by product groupings. As a result, the former Fruit Group will be eliminated and a new Consumer Products Group will be created to focus on non-grains based consumer packaged goods and will be comprised of the Frozen Foods and Healthy Snacks operations which were part of the former Fruit Group, and the Food Solutions operations which were formerly part of the International Foods Group. The Fruit Ingredient operation of the former Fruit Group will be merged with the existing Ingredients Group. Following the re-alignment, the International Foods Group will comprise the Company's international sourcing and supply operations (Tradin Organic) and the operations of Purity Life Health Products. The Grains and Foods Group will remain unchanged. With this realignment, SunOpta Foods will consist of four operating segments: Grains and Foods, Ingredients, Consumer Products and International Foods. The Company began reporting segmented information based on its new operating segments for the quarter ending March 31, 2012.

The Company also announced the rationalization of a number of operations and functions, including a reduction of its salaried workforce by approximately 6%. One-time severance costs of approximately $500 before tax are expected to be incurred as a result of these reductions during the first half of fiscal 2012.

Acquisition of Babco Industrial Corp.

On February 10, 2012, Opta Minerals acquired all of the outstanding common shares of Babco, located in Regina, Saskatchewan. Babco is an industrial processor and supplier of petroleum coke, synthetic slag, ladle sand and crushed graphite. This acquisition complements Opta Minerals' existing product portfolio and provides for additional product line offerings to new and existing customers in the region. As consideration for the acquisition of the Babco shares, Opta Minerals paid approximately $17,600 in cash on closing, subject to customary post-closing purchase price adjustments, and may be required to pay up to an additional $1,300 in cash pursuant to a contingent five-year earn-out.

This transaction will be accounted for as a business combination under the acquisition method of accounting. The purchase price will be allocated to the Babco's tangible and intangible assets based on their estimated fair values as of the acquisition date. Due to the limited time since the closing of the transaction, the valuation efforts and related acquisition accounting are incomplete at the time of filing of these consolidated financial statements. As a result, the Company is unable to provide amounts recognized as of the acquisition date for the major classes of assets acquired and liabilities assumed, including goodwill. In addition, the Company is unable to provide the supplemental pro forma revenue and earnings of the combined entity, as the pro forma adjustments are expected to include estimates for the amortization of identifiable intangible assets and related income tax effects, which will result from the purchase price allocation and determination of the fair values for the assets acquired and liabilities assumed.